EXHIBIT 10.21

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SUPPLY AND RESELLER AGREEMENT

This Supply and Reseller Agreement (the “AGREEMENT”) is by and between LIFE TECHNOLOGIES CORPORATION (“LTC”), a Delaware corporation, with a principal business address at 29851 Willow Creek Road, Eugene, Oregon 97402 and Oxford Immunotec, Ltd. (“OI”), a company incorporated under the laws of England and Wales, with a principal business address at 94C Innovation Drive, Milton Park, Abingdon, Oxfordshire, OX14 4RZ, U.K., and is effective as of August 12, 2013 (the “EFFECTIVE DATE”).

ARTICLE 1. BACKGROUND RECITALS

1.1	LTC is experienced in the manufacture and supply of AIM V® Media.

1.2	OI is experienced in the development and marketing of in vitro diagnostic tests for the diagnosis of tuberculosis and other diseases.

1.3	OI wishes to obtain from LTC certain materials that are AIM V® media products for resale and for use with OI in vitro diagnostic tests for the diagnosis of tuberculosis and other diseases.

1.4	LTC is willing to provide OI’s requirements for such materials and LTC is willing to enter into a supply and reseller agreement for such use.

1.5	Capitalized words and phrases are defined, for purposes of this AGREEMENT, where they first appear or as set forth in Article 2.

1.6	LTC and OI (each a “Party”, jointly the “Parties”), in consideration of the premises and of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree to the terms and conditions herein.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 2. DEFINITIONS

For purposes of this AGREEMENT, the following definitions shall apply:

2.1	“AFFILIATE” means with respect to a referenced entity, any entity that CONTROLS, is CONTROLLED by, or is under common CONTROL with the referenced entity, but only so long as such CONTROL exists.

2.2	“AUTHORIZED LTC AFFILIATES” means LTC, or an AFFILIATE of LTC that is specifically authorized to supply LTC PRODUCTS to OI or OI AFFILIATES under this AGREEMENT. The AUTHORIZED LTC AFFILIATES under this AGREEMENT as of the EFFECTIVE DATE are listed in Exhibit A (AUTHORIZED LTC AFFILIATES), which may be unilaterally updated by LTC in accordance with paragraph 4.1.

2.3	“CONFIDENTIAL INFORMATION” of a Party shall have the meaning set forth in the Confidentiality Agreement dated August 12, 2013, a copy of which is attached hereto as Exhibit F.

2.4	“CONTROL” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, voting power, or similar interests in said entity.

2.5	“DISTRIBUTOR” means a THIRD PARTY that has a written agreement with OI pursuant to which the THIRD PARTY is authorized to promote, market and sell OI PRODUCTS in a particular geographic area to END-USERS.

2.6	“EFFECTIVE DATE” is defined in the preamble of the AGREEMENT.

2.7	“ELISPOT assay” means Enzyme-Linked Immunosorbent SPOT assay.

2.8	“END-USER” means the ultimate purchaser of an OI PRODUCT, whose use consumes or destroys the commercial utility of such OI PRODUCT, or after which use any remaining OI PRODUCT is discarded.

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.9	“FIELD OF USE” means use related to the performance of ELISPOT assays for human in vitro diagnostic applications, provided that such OI PRODUCTS are approved for such use and sale under applicable laws covering use or sale of products for human in vitro diagnostics.

2.10	“LTC TRADEMARK RIGHTS” means the trademarks listed in Exhibit E (LTC PROPRIETARY RIGHTS), whether or not such trademarks are registered with the US Patent and Trademark Office or other governmental body.

2.11	“LTC PRODUCT” means AIM V® media products supplied to OI or its AFFILIATES by the AUTHORIZED LTC AFFILIATE under the terms of this AGREEMENT, which media products are identified in Exhibit B, which Exhibit may be modified from time to time by written agreement of the Parties.

2.12	“OI PRODUCT” means (i) a product made, sold or otherwise or commercialized by or on behalf of OI relating to ELISPOT assays, in each case that includes an LTC PRODUCT as a component, or (ii) an LTC PRODUCT sold or distributed by OI or AFFILIATES as a stand-alone product intended for use with ELISPOT assays that are sold or distributed by OI or AFFILIATES.

2.13	“OI TESTING SERVICE” means a test performed for fee consideration by or on behalf of OI with one or more OI PRODUCTS.

2.14	“THIRD PARTY” means a person or entity that is not OI or LTC and is not an AFFILIATE of OI or LTC.

2.15	“UNIT”, with respect to each LTC PRODUCT, has the meaning set forth in Exhibit B.

2.16	“US” means the United States of America.

2.17	“YEAR” means calendar year.

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 3. SCOPE OF AGREEMENT

3.1	This AGREEMENT sets forth the terms and conditions that govern LTC’s supply of the LTC PRODUCTS, as set forth in Exhibit B (LTC PRODUCTS) to OI and its AFFILIATES. This AGREEMENT does not apply to the purchase or supply of any other materials or services, and, except as provided herein, does not apply to the grant of any intellectual property rights of LTC or its AFFILIATES.

3.2	Subject to all of the terms and conditions of this AGREEMENT, LTC agrees to supply, or have another AUTHORIZED LTC AFFILIATE supply OI and its AFFILIATES with LTC PRODUCTS for (a) OI’s or its AFFILIATES’ use in the manufacturing of OI PRODUCTS, (b) use in OI TESTING SERVICES for the FIELD OF USE, (c) sale by OI or its AFFILIATES as a component of OI PRODUCTS, or as a stand-alone product for use in conjunction with OI PRODUCTS, in each case that are sold or offered for sale in the FIELD OF USE, and (d) OI’s or its AFFILIATES’ internal research and development relating to OI PRODUCTS. Subject to all of the terms of this AGREEMENT, LTC hereby grants to OI, and OI hereby accepts from LTC, a non-exclusive license under LTC TRADEMARK RIGHTS throughout the world, without right to sublicense (except to the extent that the exercise of OI’s rights by its AFFILIATES or by DISTRIBUTORS as expressly granted in 3.3 below is deemed a sublicense), for OI and its AFFILIATES to use the LTC TRADEMARK RIGHTS to import, export, offer to sell, and sell OI PRODUCTS and OI TESTING SERVICES, as set forth in subparagraphs 3.2(b) and 3.2(c) above.

3.3	LTC and OI agree that OI or its AFFILIATES may sell LTC PRODUCTS in conjunction with, or as a component of, OI PRODUCTS as referenced in Section 3.2(c) above, through DISTRIBUTORS, provided that such DISTRIBUTORS sell such OI PRODUCTS only for use in the FIELD OF USE and in the same packaging as received from OI or its AFFILIATES.

3.4	LTC reserves all rights (i) for its AFFILIATES to sell any LTC PRODUCT or (ii) to license or transfer technology used to prepare any LTC PRODUCT to any other party or parties as it may, in its sole discretion, deem advisable, or not at all; provided, however, any such license or transfer under subsection (ii) shall not affect or otherwise impair OI’s rights under this Agreement.

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.5	OI acknowledges that there may be proprietary rights owned by THIRD PARTIES that may be necessary for the commercialization of OI PRODUCTS or performance of OI SERVICES, and OI agrees that i) securing access to such THIRD PARTY rights is the responsibility of OI, and ii) neither LTC nor any AFFILIATE of LTC has any responsibility or liability with respect to any such THIRD PARTY proprietary rights. This AGREEMENT confers no license or rights by implication, estoppel or otherwise under any existing or future intellectual property rights owned by or licensed to LTC or its AFFILIATES other than those LTC TRADEMARK RIGHTS expressly set forth herein, if any, regardless of whether such intellectual property rights are relevant to or useful for OI’s use of LTC PRODUCTS, including use in commercialization of OI PRODUCTS or OI SERVICES, as provided herein.

3.6	To the extent that the rights granted to OI are shared with one or more of its AFFILIATES pursuant to paragraph 3.2 (supply rights) hereunder, OI shall require that such AFFILIATES are bound by the limitations and obligations imposed on OI hereunder.

ARTICLE 4. SUPPLY TERMS

4.1	LTC PRODUCTS will be supplied to OI by the AUTHORIZED LTC AFFILIATE as identified in Exhibit A (AUTHORIZED LTC AFFILIATES), according to the location in which such LTC PRODUCTS will be supplied. LTC shall have the option to designate one or more different AUTHORIZED LTC AFFILIATES, of which OI will be notified in accordance with paragraph 17.1 (notice requirements). Each AUTHORIZED LTC AFFILIATE hereunder shall be required to follow the procedures and requirements set forth herein with respect to the supply of LTC PRODUCTS; and OI’s obligations hereunder with respect to purchases and orders of LTC PRODUCTS shall be due likewise in equal measure to each such AUTHORIZED LTC AFFILIATE.

4.2	LTC PRODUCTS that are the subject of this Agreement are as set forth on Exhibit B, which may be amended from time to time upon agreement of the Parties. Pricing for the LTC PRODUCTS is set forth in Exhibit C (pricing of LTC PRODUCTS).

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.3	The minimum number of UNITS that OI must purchase per YEAR (Minimum Annual Purchase) and minimum number of UNITS that OI must order for a single shipment to a specified location (Minimum Shipment/Minimum Order) are set forth in Exhibit C (pricing of LTC PRODUCTS). To the extent that OI’s combined purchases of LTC PRODUCTS from the respective AUTHORIZED LTC AFFILIATE in any YEAR are less than the Minimum Annual Purchase for that YEAR, OI shall pay the shortfall to the respective AUTHORIZED LTC AFFILIATE, by the last day of that YEAR.

4.4	OI shall submit a 12 month written forecast to LTC on the Effective Date, specifying the estimated quantity of LTC Products which OI will require for each calendar quarter for the next YEAR. OI shall submit revised forecasts 4 times per YEAR, at least one (1) month before commencement of each calendar quarter. The volume of LTC Products specified by OI for the first calendar quarter of each 12 month forecast will be a firm order, which will be invoiced by LTC not later than 30 days after the end of the relevant calendar quarter.

4.5	OI acknowledges that LTC PRODUCTS that are commercialized by LTC and its AFFILIATES primarily as research reagents may not be on the US Toxic Substances Control Act (TSCA) inventory and are exempt from Pre-Manufacture Notification (PMN) requirements under TSCA, or similar regulations or government controls in other jurisdictions. Nothing in this paragraph shall require LTC or its AFFILIATES to make any regulatory filings or supply any regulatory agency with any documentation other than those required in order for OI or its AFFILIATES to supply LTC PRODUCTS as research reagents. OI shall be solely responsible for obtaining all applicable regulatory authorizations, consents and licenses, including pre-market approvals, and OI must comply and require its AFFILIATES and DISTRBUTORS to comply with all governmental requirements, including but not limited to, all applicable laws, statutes, regulations, and treaties, relating to the manufacture, pre-marketing and marketing, sale, storage, shipment, and distribution of LTC PRODUCTS/OI PRODUCTS by or on behalf of OI, and relating to the performance of OI’s duties and obligations under this AGREEMENT.

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.6	OI shall not, and shall require that its AFFILIATES and DISTRIBUTORS not, (a) knowingly export, re-export, sell, or otherwise distribute, directly or indirectly, any LTC PRODUCTS (including LTC PRODUCTS incorporated in OI PRODUCTS) to a customer or nation to which LTC could not directly obtain an export license to export, re-export, sell, or otherwise distribute the LTC PRODUCTS or OI PRODUCTS, in violation of US government regulations, including US Export Administration Regulations, found at Title 15, Part 730 et seq. of the US Code of Federal Regulations; or (b) take any action in furtherance of an unlawful order, promise, or payment to a non-US public official, in violation of the US Foreign Corrupt Practices Act (FCPA), nor take any action that would cause LTC or its AFFILIATES to be in violation of the FCPA.

Notwithstanding any other provision of this AGREEMENT, neither OI, LTC, nor any of the foregoing Parties’ AFFILIATES shall be required to take or refrain from taking any action impermissible or penalized under the laws of the US or any applicable foreign jurisdiction, including without limitation the anti boycott laws administered by the US Commerce and Treasury Departments.

4.7	LTC and each AUTHORIZED LTC AFFILIATE shall comply with all laws and regulatory requirements relating to the manufacture of the LTC PRODUCTS including, without limitation, good manufacturing practices, record keeping requirements and such other requirements that may arise in accordance with ISO 13485 and ISO 90001 (“Quality System”). LTC shall ensure that each LTC PRODUCT has been manufactured in compliance with the requirements of such Quality System, and LTC shall create and retain records relating to each batch of such LTC PRODUCTS in accordance with the requirements of such Quality System.

4.8

LTC will provide at least 18 weeks notice to OI of any intention to subcontract any part of the manufacturing process to a THIRD PARTY, and will provide the opportunity for OI or and OI AFFILIATE to purchase the LTC PRODUCT prior to the proposed change. LTC

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

will ensure that the THIRD PARTY manufacturer is accredited under ISO 13485 and ISO 90001 and the THIRD PARTY will maintain its accreditation under ISO 13485 and ISO 90001 during the time that such THIRD PARTY manufactures the LTC PRODUCT.

4.9	After reasonable notice by OI, LTC will allow employees and representatives of OI or OI AFFILIATES, and representatives of regulatory agencies, during normal business hours, to review LTC’s or AUTHORIZED LTC AFFILIATE’s manufacturing processes and records pertaining to the LTC PRODUCT, and to inspect the facilities used to manufacture the LTC PRODUCT. Any cost incurred by such audit shall be paid by OI. LTC shall not be obligated to consent to conduct of an audit more than once per YEAR (other than for cause). Any audit shall be under LTC’s reasonable confidentiality, health and safety and security restrictions. LTC may require that audits of trade secret materials and/or methods be conducted by an independent THIRD PARTY. LTC shall also be entitled to send technical representatives and representatives of regulatory agencies to OI’s premises to audit and inspect the manufacture of the OI PRODUCT no more than once per YEAR (other than for cause), upon giving reasonable advance notice.

ARTICLE 5. ORDERING

5.1	OI shall place its orders to purchase LTC PRODUCTS in writing, according to the e- mail, fax, or mailing information specified by the respective AUTHORIZED LTC AFFILIATE. With each order, OI must provide i) contact name, address, and fax, e-mail, or telephone number, ii) shipping address, iii) billing address, iv) quantity of each LTC PRODUCT and corresponding product number applicable to this AGREEMENT and the delivery schedule of such quantity (subject to paragraph 8.1), v) purchase order number, and (vi) appropriate customer account numbers.

5.2	Each order to purchase LTC PRODUCTS is subject to acceptance by the respective AUTHORIZED LTC AFFILIATE, which acceptance may be accomplished by shipment of the corresponding LTC PRODUCTS within the next business day or by confirmation of the expected shipment date, as set forth in Article 8 (shipping and delivery).

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.3	Each accepted order shall be subject to the terms, conditions and provisions of this AGREEMENT and not to any other additional or contradictory terms printed on a purchase order or acknowledgment form.

5.4	After an order is accepted in accordance with paragraph 5.2, the respective AUTHORIZED LTC AFFILIATE may refuse any request for changes to such order or cancellation of such order at its sole discretion but shall make commercially reasonable efforts to accommodate the requested change or cancellation.

5.5	Any duplicate order will be charged to OI unless the duplicate order is marked as “confirming.”

ARTICLE 6. SPECIFICATIONS

6.1	LTC PRODUCTS shall be manufactured and packaged to meet LTC’s standard specifications as set forth in Exhibit D (specifications), which specifications are subject to change solely upon advance written notice to OI.

6.2	LTC shall prepare a Certificate of Analysis (C of A) and Material Safety Data Sheet (MSDS) for the LTC PRODUCTS and such documents shall be included with shipments of ordered LTC PRODUCTS. OI shall be responsible for distribution of information contained in the MSDS to its employees and AFFILIATES, and if such information is legally required to accompany materials transferred by OI, to THIRD PARTIES.

6.3	The specifications for the LTC PRODUCTS set forth in Exhibit D (specifications) of this AGREEMENT shall be used to determine conformance to the specifications of the LTC PRODUCTS supplied hereunder for acceptance purposes. OI shall be solely responsible for testing and determining the suitability of LTC PRODUCTS for use in OI PRODUCTS, and any intended use or application thereof, and for communicating the appropriate cautionary information to subsequent purchasers and users of OI PRODUCTS.

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.4	OI hereby acknowledges that the LTC Products are warranted for research use only and that the LTC Products have no Approvals for use in diagnostic or therapeutic procedures, or for any other use requiring compliance with any law or regulation regulating diagnostic or therapeutic products or any similar product (hereinafter collectively referred to as “regulatory laws”). OI further acknowledges that LTC Products have not been tested or validated for any particular use or purpose or for safety or effectiveness. It is OI’s responsibility to test, validate or take other actions necessary for any specific use or applications and to ensure the LTC Products meet applicable regulatory, certification, validation or other requirements. The LTC Products may not be used for any purpose that would require Approvals unless proper Approvals are obtained. OI agrees that if it elects to use, or to permit any Third Party to use, the LTC Products for a purpose that would subject LTC or the LTC Products to the jurisdiction of any regulatory laws, OI will be solely responsible for obtaining any required Approvals and otherwise ensuring that OI’s (or Third Parties to whom it provides the LTC Products) use of the LTC Products complies with such regulatory laws. OI shall defend and indemnify LTC and its Affiliates against any claims, liabilities, losses, damages or expenses, including reasonable attorneys’ fees and other costs of defending any action, which they may suffer as a result of any claim relating in any way to OI’s failure to obtain any necessary Approvals or to comply with any regulatory laws.

For the purposes of this Article 6.5 “Approvals” means all necessary clearances, approvals, registrations or other qualifications or verifications required from any regulatory agency to permit use in diagnostic or therapeutic procedures, or for any other use requiring compliance with any law or regulation regulating diagnostic products or any similar product.

ARTICLE 7. PRICING FOR LTC PRODUCTS

7.1	The pricing for OI’s or its AFFILIATES’ purchases of LTC PRODUCTS under this Agreement is set forth in Exhibit C (pricing of LTC PRODUCTS). The pricing shown on Exhibit C is exclusive of value added tax.

7.2

As noted in Exhibit C (pricing of LTC PRODUCTS), the initial purchase price shall be subject to a standard price increase set forth therein, which standard price increase shall be separate from, and/or in addition to any price change resulting from a change in the

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

specifications for such LTC PRODUCT that is requested by OI pursuant to paragraph 6.3 (modified specifications), and which standard price changes shall be effective for any shipment that occurs after the date of implementation thereof.

ARTICLE 8. SHIPPING AND DELIVERY

8.1	Unless the respective AUTHORIZED LTC AFFILIATE and OI agree otherwise in writing, the expected shipment date for LTC PRODUCTS shall be within sixty (60) days after acceptance of an order that is placed in accordance with Article 5 (ordering), where such order does not exceed the quantity covered by the binding element of OI’s then most recent forecast provided pursuant to paragraph 4.4 (forecasts); and within ninety (90) days after acceptance of the order, where such order is in excess of the amount forecast in the binding portion of the then most recent forecast or for volumes of LTC PRODUCT not subject to the binding element of the forecast, either of which schedules may be modified if the specifications are changed at the request of OI in accordance with paragraph 6.3.

8.2	After acceptance of an order, and unless stated otherwise in the order, LTC PRODUCTS shall be shipped DAP OI facility (identified in Exhibit A) (Incoterms 2010) by the AUTHORIZED LTC AFFILIATE as determined with reference to Exhibit A to OI or the designated OI AFFILIATE; provided, however, that OI or the designated OI AFFILIATE shall pay for insurance in transit.

8.3	The respective AUTHORIZED LTC AFFILIATE will be responsible for packaging and otherwise determining the appropriate method to preserve and protect the LTC PRODUCTS during normal and customary handling in transit and meeting its obligations and regulatory requirements. LTC reserves the right for each respective AUTHORIZED LTC AFFILIATE to make delivery in installments, each such installment to be separately invoiced (including shipping charges), if necessary to meet the obligations of this paragraph.

8.4	Any shipment of LTC PRODUCTS may be postponed or terminated, as required by law.

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.5	Following shipment of the LTC PRODUCTS, the AUTHORIZED LTC AFFILIATE shall invoice OI for such LTC PRODUCTS according to the pricing as set forth in Article 7 (pricing). OI shall pay the respective AUTHORIZED LTC AFFILIATE for such LTC PRODUCTS, including shipping charges according to paragraph 8.2, according to the manner of payment set forth in paragraph 11.1 (payment methods), within thirty (30) days after the date of the invoice. OI shall be responsible for all taxes, assessments, duties, and other governmental fees of any nature whatsoever that are levied on LTC PRODUCTS upon shipment to OI.

ARTICLE 9. INSPECTIONS AND RETURNS

9.1	Any return of LTC PRODUCTS requires written authorization from the respective AUTHORIZED LTC AFFILIATE, and a return authorization number. Any claim for shipping discrepancies or damage must be made within ten (10) days after receipt of the shipment. LTC or the AUTHORIZED LTC AFFILIATE shall promptly respond to submitted claims and replace, reship, or issue a refund to OI, if applicable, depending on the type and source of error.

9.2

Provided that LTC or the AUTHORIZED LTC AFFILIATE provides the C of A and MSDS as provided in Section 6.2, within twenty (20) business days after OI receives a shipment of LTC PRODUCTS from the respective AUTHORIZED LTC AFFILIATE, OI shall notify the respective AUTHORIZED LTC AFFILIATE of any claim of a non-conforming LTC PRODUCT, but in any event prior to any use, modification or derivitization of the LTC PRODUCT other than for testing purposes by OI or its AFFILIATES to determine conformance of the LTC PRODUCTS to the specifications set forth in Exhibit D (Specifications). The absence of any such notice within such period shall constitute acceptance of the LTC PRODUCTS by OI. Within fifteen (15) business days after OI provides any such notice, LTC shall notify OI of the disposition of the claim. If LTC confirms that an LTC PRODUCT was non-conforming when shipped, LTC or the AUTHORIZED LTC AFFILIATE shall make reasonable efforts to replace any non-conforming LTC PRODUCT within 30 days after such confirmation. If LTC determines that the LTC PRODUCTS subject to the claim were in conformance with the applicable specifications when shipped, LTC or the AUTHORIZED LTC AFFILIATE and OI shall

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

use their reasonable commercial efforts to establish the cause of the discrepancy, and to resolve the matter. OI shall arrange for the disposal and destruction of any non-conforming LTC PRODUCTS, or at LTC’s request and expense, OI shall return the non-conforming LTC PRODUCTS to LTC or the AUTHORIZED LTC AFFILIATE.

9.3	Neither LTC nor its AFFILIATES will be responsible for any non-conformance that is due to any failure by the carrier or OI to handle or store LTC PRODUCTS as indicated on the label, specifications, or accompanying product information.

ARTICLE 10. TRADEMARK USE

10.1	OI shall use the AIM V® trademark, according to format set forth in Exhibit B (LTC PRODUCTS), in product inserts, advertisements and sales literature (including Web based literature), and on the product labels where space permits, to identify the LTC PRODUCTS in OI PRODUCTS, and shall acknowledge LTC’s ownership of the trademark when so used; and the font size and style of such trademark and dye designation and acknowledgement shall be comparable to the font size and style of the text describing the LTC PRODUCTS or OI PRODUCTS in such product inserts, advertisements and sales literature. OI shall use only displays, labels, forms, and other paper or similar products imprinted with such colors and trademarks as are prescribed from time to time by LTC (including but not limited to size, design, and color of such trademarks). At the request of LTC, OI shall provide a reasonable number of OI PRODUCTS sufficient to verify that product quality standards consistent with the AIM V® trademark have been met.

10.2	All uses and goodwill associated with the LTC TRADEMARK RIGHTS will inure to the benefit of LTC. OI shall not register, nor attempt to register, nor aid any AFFILIATE or THIRD PARTY in the foreign registration of any trademarks included in LTC TRADEMARK RIGHTS unless LTC has given express written approval for such registration. No right or license is granted to use the trademarks included in LTC TRADEMARK RIGHTS in connection with any materials that do not contain LTC PRODUCTS.

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.3	OI shall promptly notify LTC in writing of any THIRD PARTY claim made against OI, its AFFILIATES, or its DISTRIBUTORS that any LTC TRADEMARK RIGHTS used by OI, infringes any trademark or similar proprietary right of any party. LTC shall determine, in its sole discretion, an appropriate response to such claim.

10.4	Prosecution of a THIRD PARTY for the infringing use of trademarks licensed hereunder may be undertaken by LTC at its option. OI shall provide information reasonably requested by LTC in connection with such matters.

ARTICLE 11. PAYMENTS

11.1	LTC or the AUTHORIZED LTC AFFILIATE will invoice OI or its AFFILIATE for the LTC PRODUCTS ordered in accordance with the terms of Article 5 of this AGREEMENT. OI or its AFFILIATE shall remit payment on properly issued invoices within forty-five (45) days of the date of the invoice.

11.2	All amounts payable under this AGREEMENT to the AUTHORIZED LTC AFFILIATE shall be in the currency of the location in which the AUTHORIZED LTC AFFILIATE is located.

11.3	Late charges not to exceed the maximum amount allowed by law in the jurisdiction of the affected shipment may be added to invoices not paid within the specified payment term. Where invoices for LTC PRODUCTS are not timely paid, subsequent shipments may be delayed or subject to prepayment until overdue amounts are paid.

ARTICLE 12. CONFIDENTIALITY

12.1	Each Party agrees to maintain, and require its AFFILIATES and its and their employees to maintain, CONFIDENTIAL INFORMATION in accordance with the Confidentiality Agreement attached hereto as Exhibit F.

ARTICLE 13. WARRANTIES

13.1	Each Party represents and warrants to the other that (i) it is a company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; and (ii) this AGREEMENT constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13.2	OI acknowledges that the LTC PRODUCTS should be used with the same protective measures and degree of caution used with any chemical compound known to be potentially hazardous, and OI covenants that the use of LTC PRODUCTS by OI or its AFFILIATES shall be supervised by a technically qualified individual.

13.3	LTC covenants and warrants to OI that (a) the LTC PRODUCTS shall be in compliance with the Specifications; (b) the LTC PRODUCTS will be manufactured in accordance with applicable law; (C) LTC will convey good and valid title to the LTC PRODUCTS to OI or its AFFILIATES, free from any lien, claim, security interest or encumbrance. These warranties shall survive delivery of and payment for the LTC PRODUCTS and shall run to OI, its AFFFILIATES, successors, and assigns. LTC MAKES NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT.

13.4	In the event of a breach of the warranty in Section 13.3 above, OI or its AFFILIATES shall give LTC or the AUTHORIZED LTC AFFILIATE notice of such breach. Upon receipt of such notice, LTC or the AUTHORIZED LTC AFFILIATE shall promptly and without undue delay refund the full price paid for the affected LTC PRODUCTS.

13.5	OI covenants that it shall manufacture and distribute OI PRODUCTS and perform OI SERVICES using commercially reasonable standards of care and quality and no less standards of care and quality than OI uses in the manufacture of other similar products or performance of other similar services. LTC shall have the right to visit and inspect the storage facilities of OI upon reasonable notice and during normal business hours subject to approval by OI regarding timing of the visit, which approval shall not be unreasonably withheld.

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 14. LIMITATION OF LIABILITIES

14.1	SUBJECT TO ARTICLE 14.4, NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER LTC NOR ITS AFFILIATES SHALL UNDER ANY CIRCUMSTANCES, BE LIABLE TO OI OR ANY OF ITS AFFILIATES FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR EXEMPLARY DAMAGES OF ANY KIND, ARISING OUT OF OR RELATED TO ANY TRANSACTION CONTEMPLATED HEREUNDER, INCLUDING BUT NOT LIMITED TO LOST PROFITS OR LOSS OF BUSINESS, EVEN IF LTC OR ITS AFFILIATES ARE APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING.

14.2	EXCEPT FOR THE EXPRESS WARRANTIES AND REPRESENTATIONS STATED IN THIS AGREEMENT, NEITHER LTC NOR ITS AFFILIATES MAKE ANY ADDITIONAL WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER. LTC AND ITS AFFILIATES EXPRESSLY DISCLAIM ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, INCLUDING ANY PURPOSE FOR THE FIELD OF USE AND LTC AND ITS AFFILIATES EXPRESSLY DISCLAIM ANY AND ALL WARRANTIES THAT THE USE OF LTC PRODUCTS, INCLUDING THE USE OF LTC PRODUCTS IN THE MANUFACTURE OF OI PRODUCTS OR ANY COMPONENT THEREOF, OR THE USE OR TRANSFER OF SUCH OI PRODUCTS OR COMPONENTS THEREOF BY OR TO ANY AFFILIATE OR THIRD PARTY, AND/OR ANY RESULTS OBTAINED BY USING SUCH LTC PRODUCTS OR OI PRODUCTS OR COMPONENT THEREOF ARE OR WILL BE FREE FROM INFRINGEMENT OF ANY PATENT OR OTHER RIGHTS OF THIRD PARTIES; AND THIS ALLOCATION OF RISK BETWEEN THE PARTIES IS REFLECTED IN THE TERMS OF THIS AGREEMENT AND IS AN ESSENTIAL ELEMENT OF THE BARGAIN BETWEEN THE PARTIES. OI SHALL NOT HAVE THE RIGHT TO MAKE OR PASS ON, AND SHALL TAKE ALL MEASURES NECESSARY TO ENSURE THAT NEITHER IT NOR ANY OF ITS AGENTS, EMPLOYEES, AFFILIATES, OR DISTRIBUTORS, OR AGENTS OR EMPLOYEES THEREOF MAKE OR PASS ON, ANY SUCH WARRANTY OR REPRESENTATION ON BEHALF OF LTC OR ITS AFFILIATES TO ANY END-USER OR OTHER THIRD PARTY.

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.3	SUBJECT TO ARTICLE 14.4, UNDER NO CIRCUMSTANCES SHALL THE TOTAL LIABILITY OF ALL KINDS (i) OF LTC AND ITS AFFILIATES, ARISING OUT OF OR RELATED TO THIS AGREEMENT INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY CLAIMS HEREUNDER, REGARDLESS OF THE FORUM AND REGARDLESS OF WHETHER ANY ACTION OR CLAIM IS BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY, EXCEED THE TOTAL AMOUNT PAID BY OI COLLECTIVELY TO LTC AND ITS AFFILIATES HEREUNDER (DETERMINED AS OF THE DATE OF ANY FINAL JUDGMENT IN SUCH ACTION); (ii) OF OI AND ITS AFFILIATES, ARISING OUT OF OR RELATED TO THIS AGREEMENT INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY CLAIMS HEREUNDER, REGARDLESS OF THE FORUM AND REGARDLESS OF WHETHER ANY ACTION OR CLAIM IS BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY, EXCEED THE TOTAL PURCHASE PAYMENTS OBLIGATED BY OI COLLECTIVELY TO LTC AND ITS AFFILIATES HEREUNDER (DETERMINED AS OF THE DATE OF ANY FINAL JUDGMENT IN SUCH ACTION).

14.4	Nothing in this AGREEMENT shall limit or exclude the liability of either Party for:

(i)	death or personal injury resulting from negligence; or

(ii)	fraud or fraudulent misrepresentation; or

(iii)	the indemnities contained in Article 15; or

(iv)	the deliberate default or wilful misconduct of that Party, its employees, agents or subcontractors; or

(v)	breach of the Confidentiality Agreement.

14.5	IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES OR EXCLUSION OF DAMAGES, IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH.

14.6	OI’s exclusive remedy under this AGREEMENT with regard to the supply of LTC PRODUCTS, and the entire liability hereunder of LTC and its AFFILIATES in contract,

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

tort, or otherwise, shall be for the respective AUTHORIZED LTC AFFILIATE to use reasonable efforts to provide replacement for any non-conforming LTC PRODUCTS, provided that notice of non-conformance is received as per paragraph 9.2 (non-conformance claims). If however, after repeated efforts, the respective AUTHORIZED LTC AFFILIATE is unable to provide LTC PRODUCTS in conformance with the specification agreed hereunder, then OI’s exclusive remedy under this AGREEMENT and the entire liability hereunder of LTC and its AFFILIATES in contract, tort or otherwise is to refund the amount paid by OI for the non-conforming LTC PRODUCTS. Notwithstanding the foregoing, LTC and its AFFILIATES shall have no liability for LTC PRODUCTS that are not used for the FIELD OF USE.

14.7	OI shall maintain in effect product liability insurance, in an amount of at least one million dollars ($1,000,000) , regarding the sale of OI PRODUCTS and the performance of OI SERVICES. LTC shall maintain at its own expense, product liability insurance in an amount of at least one million dollars ($1,000,000) covering the LTC PRODUCTS, except as incorporated into OI PRODUCTS or used in OI SERVICES.

ARTICLE 15. INDEMNIFICATION

15.1

OI shall indemnify, defend and hold harmless LTC and its AFFILIATES, and their respective directors, officers, employees, and agents (“LTC Indemnitees”), from and against any and all liabilities claimed by any THIRD PARTY and including but not limited to demands, expenses (including, without limitation, costs of investigation, attorneys and professional fees and other costs of litigation, and to the extent permitted by law, fines, penalties and forfeitures in connection with any proceedings against the LTC Indemnitees), losses or causes of action, and settlement amounts, to the extent that such claimed liabilities arise out of or relate in any way to the possession, manufacture, use, sale, transfer, distribution or other disposition of OI PRODUCTS or OI SERVICES, including any use or sale of LTC PRODUCTS whether or not in combination with other substances, in each case, by or on behalf of OI, its AFFILIATES, or its or their DISTRIBUTORS, whether based on breach of warranty, negligence, product liability, infringement, misappropriation, or otherwise, except to the extent that such claimed liabilities are the result of negligence, recklessness, or willful misconduct by LTC or its

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AUTHORIZED LTC AFFILIATE. OI shall defend against any such claimed liabilities at its own expense, provided that LTC promptly notifies OI on learning of such claimed liabilities and cooperates with OI in such defense.

15.2	LTC shall indemnify, defend and hold harmless OI and its AFFILIATES, and their respective directors, officers, employees, and agents (“OI Indemnitees”), from and against any and all liabilities claimed by any THIRD PARTY and including but not limited to demands, expenses (including, without limitation, costs of investigation, attorneys and professional fees and other costs of litigation, and to the extent permitted by law, fines, penalties and forfeitures in connection with any proceedings against the OI Indemnitees), losses or causes of action, and settlement amounts, where such claimed liabilities arise out of or relate in any way to the manufacture, sale, or transfer of LTC PRODUCTS by LTC or its AFFILIATES to OI or its AFFILIATES, whether based on breach of warranty, negligence, product liability, infringement, misappropriation, or otherwise, except to the extent that such claimed liabilities are the result of negligence, recklessness, or willful misconduct by OI or its AFFILIATES. LTC shall defend against any such claimed liabilities at its own expense, provided that OI promptly notifies LTC on learning of such claimed liabilities and cooperates with LTC in such defense.

ARTICLE 16. TERM AND TERMINATION

16.1	This AGREEMENT shall commence on the EFFECTIVE DATE and, unless terminated earlier as provided herein, all obligations of LTC or its AFFILIATES to supply LTC PRODUCTS hereunder shall expire on January 1, 2017 (the “Initial Term”).

16.2	The Parties may, by mutual agreement, agree to renew this AGREEMENT for one (1) additional four (4)-YEAR period under the same terms and conditions set forth herein, , and provided that OI notifies LTC in writing at least one hundred eighty (180) days prior to the expiration date of this AGREEMENT of OI’s desire to renew, in accordance with paragraphs 16.1 (term) and 17.1 (notice requirements) of this AGREEMENT. LTC shall notify OI within thirty (30) days of receipt of OI’s notice of intent to renew if LTC accepts OI’s request for renewal. If accepted, the Parties shall negotiate in good faith pricing for the extended term.

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

16.3	In the event that (a) OI’s twelve-month forecast provided under Section 4.4 does not reflect any anticipated purchases of an LTC PRODUCT or (b) no purchases of an LTC PRODUCT are made for a consecutive twelve (12)-month period, either Party may terminate this AGREEMENT with respect to such LTC PRODUCT upon sixty (60) days’ prior written notification to the other Party according to paragraph 17.1 (notice requirements).

16.4	If either OI or LTC breaches any material condition of this AGREEMENT, the aggrieved Party may give written notice of the alleged breach to the other Party. The receiving Party shall have forty-five (45) days from the date of notice to cure (the “CURE PERIOD”) the identified default or alleged breach. If the identified default or alleged breach is not cured during the CURE PERIOD, this AGREEMENT shall terminate on the expiration of the CURE PERIOD. A failure on the part of an AFFILIATE of a Party to comply with the terms of this AGREEMENT shall constitute a breach of this AGREEMENT by such Party.

16.5	If OI becomes insolvent or enters into liquidation (excepting liquidation of a solvent company for organizational purposes) or makes an assignment for the benefit of creditors, or if proceedings for voluntary bankruptcy are instituted on behalf of OI, or if OI is declared bankrupt or insolvent, LTC may, at its election, terminate this AGREEMENT immediately by giving written notice of termination to OI.

16.6	Upon any expiration or termination of the AGREEMENT, each Party shall promptly return to the providing Party, at its request, all CONFIDENTIAL INFORMATION of the providing Party, or verification by an authorized signatory of the receiving Party that all such CONFIDENTIAL INFORMATION was destroyed. However, one (1) copy may be retained in the receiving Party’s legal files for purposes of record keeping.

16.7	Articles 12 (confidentiality), 13 (warranties), 14 (limitation of liabilities), 15 (indemnification), and 18 (dispute resolution), and paragraphs 16.6 (copy of CONFIDENTIAL INFORMATION), and this paragraph 16.7 shall survive the expiration or termination of this AGREEMENT for any reasons.

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 17. NOTICE

17.1	Any notices required or permitted to be given under this AGREEMENT shall be deemed given on the date submitted in writing: (a) personally; or (b) by a letter delivered to a reputable overnight courier ; or (c) by facsimile, with confirmation by prepaid first class letter sent the same day.

If to LTC:	LIFE TECHNOLOGIES CORPORATION
Attention: BUSINESS DEVELOPMENT DEPARTMENT
29851 Willow Creek Road
Eugene, OR 97402-9132
USA
Facsimile: 541-335-0354

with a copy to	LIFE TECHNOLOGIES CORPORATION
Attention: LEGAL DEPARTMENT (Contracts)
5791 Van Allen Way
Carlsbad, CA 92008
USA
Facsimile: 760-476-6326

If to OI:	OXFORD IMMUNOTEC LIMITED
Attention: Peter Edwardson
94C Innovation Drive
Milton Park, Abingdon
Oxfordshire OX14 4RZ
United Kingdom

With a copy to General Counsel:
General Counsel
700 Nickerson Road
Suite 200
Marlborough, MA 01752

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17.2	Any Party may change its designated address and facsimile number by notice to the other Party in the manner provided in this Article.

ARTICLE 18. DISPUTE RESOLUTION

18.1	In the event any Party claims breach of this AGREEMENT, the Parties shall consult with each other in good faith on the most effective means to cure the breach and to achieve any necessary restitution of its consequences. This consultation shall be undertaken within a period of ten (10) days following the receipt of a written request to consult, and the consultation period shall not exceed thirty (30) days. During the consultation period, neither litigation nor arbitration may be pursued until attempts at consultative dispute resolution have been exhausted.

18.2	Subject to Article 18.3, any dispute arising out of or in connection with this AGREEMENT, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration under the Commercial Arbitration Rules of the American Arbitration Association (“Rules”) then in effect , which Rules are deemed to be incorporated by reference into this clause. The number of arbitrators shall be one. The seat, or legal place, of arbitration shall be New York. The language to be used in the arbitral proceedings shall be English.

18.3	This paragraph shall not apply to, and no arbitration proceeding shall deal with, disputes relating to the issues of the scope, validity and/or enforceability of any of the intellectual property licensed to any Party hereunder. In no event shall a demand for arbitration be made after the date when the initiation of a legal or equitable proceeding based on such dispute in question would be barred by the applicable statute of limitations.

ARTICLE 19. MISCELLANEOUS

19.1	Amendments. No change, modification, extension, termination, or waiver of this AGREEMENT, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the Parties hereto, except as expressly provided herein.

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

19.2	Neither Party shall assign this AGREEMENT or any of its rights or liabilities hereunder without the prior written consent of the other Party; provided, however, that either Party may assign all or any part of its rights and obligations under this AGREEMENT to an AFFILIATE or successor in the event of a merger, acquisition, change of CONTROL, reorganization or sale of substantially all of the assets of such Party.

19.3	Binding Effect. This AGREEMENT shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties.

19.4	Counterparts. This AGREEMENT may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.5	Exhibit Incorporation. All Exhibits cited herein are incorporated by reference and made a part of this AGREEMENT.

19.6	Force Majeure. Any failure or delay in performance by either Party to this AGREEMENT caused by an event beyond the reasonable control of such Party shall not be deemed a breach of this AGREEMENT, such causes including but not limited to: natural disasters; insurrections and other hostilities; acts of governments or government agencies; and strikes or other labor disturbances. On occurrence of any such event, the Party whose performance is affected shall promptly give written notice to the other Party in accordance with 17.1 (Notice) and its best estimate of the extent and duration of its effect. The term of this AGREEMENT shall then be suspended for a corresponding period of time. If such period of suspension lasts for a period of six (6) months, the Party not affected by such event shall be entitled to terminate this AGREEMENT by providing at least one (1)-month notice.

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

19.7	Governing Law and Venue. This AGREEMENT and all matters connected with the performance thereof shall be governed by and construed and enforced in accordance with the laws of New York, except that any dispute with respect to infringement, validity, or enforceability of any patent or published patent application shall be governed by and construed and enforced in accordance with the laws of the jurisdiction in which such patent is issued or such patent application is published. Unless otherwise agreed between the Parties, any litigation or other dispute resolution between the Parties relating to this AGREEMENT shall take place in New York.

19.8	Headings. The Article and paragraph headings, and paragraph parenthetical cross-references contained herein are for the purposes of convenience of reference only and are not intended to define or limit the contents of said Articles or paragraphs.

19.9	Independent Contractors. Nothing in this AGREEMENT is intended nor is to be construed as to constitute the Parties as partners, joint venturers, or principal and agent with respect to this AGREEMENT. Neither Party shall have any express or implied authority to bind any other Party to any other agreement, contract, obligation or undertaking with any THIRD PARTY.

19.10	Interpretation. Whenever required by the context, the singular term shall include the plural, the plural term shall include the singular, and the gender of any pronoun shall include all genders. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall on a Saturday, Sunday, or national or local holiday, the Party having such privilege or duty shall have until 5:00 pm on the next succeeding business day to exercise such privilege or to discharge such duty. It is further agreed that no usage of trade or other regular practice between the Parties hereto shall be used to interpret or alter the terms of this AGREEMENT. Since the Parties have participated jointly in the negotiation and drafting of this AGREEMENT, in the event an ambiguity or question of interpretation arises, no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any provision of this AGREEMENT.

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

19.11	Prior Agreements. This AGREEMENT together with the Exhibits hereto, sets forth the entire understanding between the Parties with respect to the matters dealt with herein and supersedes any and all prior agreements, written or oral, previously entered into by the Parties covering the matters dealt with herein.

19.12	Severability. If any provision of this AGREEMENT is in violation of any law or is found to be otherwise unenforceable by a court or competent administrative body from which there is no appeal, or no appeal is taken, such provision shall be deleted and the Parties shall negotiate in good faith to substitute for any such invalid or unenforceable provision, a valid and enforceable provision that achieves to the greatest extent possible the economic, legal and commercial objectives of the invalid or unenforceable provision.

19.13	Waiver. No delay on the part of any Party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right.

Each of the undersigned represents and warrants that he is duly authorized to execute this AGREEMENT and thereby bind his respective Party and that all required approvals have been obtained for the execution of this AGREEMENT, which AGREEMENT shall be binding on the Parties as of the EFFECTIVE DATE. For purposes hereof, a facsimile of a signed copy shall have the same force and effect as an original signed AGREEMENT.

LIFE TECHNOLOGIES CORPORATION		OXFORD IMMUNOTEC LIMITED

By:	/s/ Rolando Brawer	By:	/s/ Oxford Immunotec Limited

Name:	Rolando Brawer
Title:	Director, Outlicensing

Approved as to legal form,

/s/ Allegra J. Helfenstein

Authorized Signatory

Allegra J. Helfenstein

Life Technologies Corporation

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A: AUTHORIZED LTC AFFILIATES

For the purchase of LTC PRODUCTS that will be supplied to OI or its AFFILIATES in the US, the AUTHORIZED LTC AFFILIATE is:

Life Technologies Corporation

3175 Stately Road

Grand Island, NY 14072

Phone:

E-mail: CustomMedia@lifetech.com

For the purchase of LTC PRODUCTS that will be supplied to OI or its AFFILIATES in the UK, the AUTHORIZED LTC AFFILIATE is:

Life Technologies Corporation

102 Fountain Cres.

Inchinnan Business Park

Paisley, UK

PA4 9RE

Phone: 0044 141 814 6100

E-mail: mpinquiries-orders@lifetech.com

OI FACILITY

Oxford Immunotec Limited	Oxford Immunutec, Inc.
94C Innovation Drive	5846 Distribution Drive
Milton Park, Abingdon	Memphis, TN 38141
Oxfordshire OX14 4RZ
United Kingdom

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B: LTC PRODUCTS

LTC PRODUCTS that are available to be supplied under this AGREEMENT, for use as set forth in Article 3 (scope of agreement), are identified in the following table:

LTC PRODUCT (name)	Commercial Use Product No.	UNIT Size
AIM V® Medium	A18398DJ	500 mL
AIM V® Medium	A18399SA	50 mL

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit C: Pricing of LTC PRODUCTS1

LTC PRODUCT	Initial Purchase Price to OI	Minimum Shipment/Minimum Order (UNITS per shipment/ order) [2]	Standard Price Change
AIM V ® 500mL Package in Gibco Boxy Bottle	[***]	[***]	[***]
AIM V® 50mL Custom Pkg	[***]	[***]	[***]

[1]	Subject to the provisions of paragraph 4.1 (source of supply) and Article 7 (pricing)
[2]	as set forth in paragraph 4.3 (required minimums) of this AGREEMENT
[3]	Effective from 1st January in each YEAR, first commencing 1st January 2014.

Minimum Annual Purchase (instead of inclusion in table format above)

Beginning in 2013, OI shall purchase from the respective AUTHORIZED LTC AFFILIATE, a Minimum Annual Purchase of LTC PRODUCTS as set forth in the table at the end of this paragraph.

YEAR	Minimum Annual Purchase
2013	[***]
2014	[***]
2015 and each subsequent YEAR that this AGREEMENT is in effect, including any YEAR during the renewal period	[***]

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit D: Specifications

Specification		Result
Bottle Size	[***]	[***]
Label	[***]	[***]
Packaging/Seals	[***]	[***]
Grade	[***]	[***]
ALBU MAX (Bovine Serum Albumin)	[***]	[***]
L-Glutamine	[***]	[***]
Streptomycin Sulphate	[***]	[***]
Gentamicin Sulphate	[***]	[***]
pH	[***]	[***]
Osmolality	[***]	[***]
Sterility Testing	[***]	[***]
AIM V QC Assay	[***]	[***]
Endotoxin Testing	[***]	[***]
Mycoplasma detection	[***]	[***]
HCV Antibody Screening	[***]	[***]
Hepatitis B Surface Antigen Screening	[***]	[***]
HIV 1 & 2 Antibody Screening	[***]	[***]

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AIM V 500ml

AIM V 50ml

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit E: LTC PROPRIETARY RIGHTS

Trademark

AIM V®

GIBCO®

Patents

Boxy Bottle Patents

OI.LTC.Supply Agreement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit F: Confidentiality Agreement (pdf attached)

OI.LTC.Supply Agreement